UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 6, 2004
                                                 ________________


                          TEMECULA VALLEY BANCORP INC.
              ____________________________________________________
             (Exact name of Registrant as specified in its charter)




           DELAWARE                                          46-0476193
  ___________________________        ___________          __________________
 (State or other jurisdiction       (File number)          (I.R.S. Employer
       of incorporation)                                  Identification No.)



27710 Jefferson Avenue,
Suite A100, Temecula, CA                                   92590
 _____________________________________                    ________
(Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:     (909) 694-9940
                                                        ______________


________________________________________________________________________________
          (Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (C)  Exhibits

               99   Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 6, 2004                TEMECULA VALLEY BANCORP INC.


                                       By: /S/ Stephen H. Wacknitz
                                           _____________________________________
                                           Stephen H. Wacknitz
                                           President and Chief Executive Officer



                                       By: /S/ DONALD A. PITCHER
                                           _____________________________________
                                           DONALD A. PITCHER
                                           Senior Vice President
                                           Chief Financial Officer




                                  EXHIBIT INDEX
                                  _____________


EXHIBIT NO.                DESCRIPTION                      PAGE NO.
___________                ___________                      ________

   99                      Press Release                       3